                                                                  Exhibit 10.8.2

                               SECOND AMENDMENT TO
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

         WHEREAS, the Connecticut Water Company (hereinafter referred to as "Employer") and David C. Benoit (hereinafter referred to as the "Employee") entered into a Supplement Executive Retirement Agreement dated as of April 28, 1996 (hereinafter referred to as the "Agreement"); and

         WHEREAS, the parties wish to amend the Agreement in accordance with the provisions of Section 5.a. thereof;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Agreement is hereby amended effective as of the date first above written as follows:

         1. The second paragraph of Section 1.a. of the Agreement is deleted and the following two paragraphs are substituted in lieu thereof:

         "For purposes of the foregoing, `Average Earnings' shall have the meaning set forth in the Retirement Plan, except that in determining Average Earnings, Annual Earnings (as defined in the Retirement Plan) shall not be limited to the OBRA '93 annual compensation limit, the annual compensation limit imposed under the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), or any similar limit on annual compensation under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), imposed by any future legislation.

         In determining Average Earnings, if the Employee retires under this Agreement on or after attainment of age 62, Annual Earnings shall include the value of all of the following: (1) Performance Shares, (2) Cash Units, and (3) Restricted Stock awarded to a Participant under the Connecticut Water Service, Inc. Performance Stock Program for any year in which such awards are made, including awards made prior to the date this change in the definition of Average Earnings is adopted. The value of such awards shall be included within Annual Earnings in the year in which such amounts are finally determined and actually awarded. Such amounts, if credited to a Performance Share Account, shall not be counted a second time when payment is made from such Account."

         2. A new Section 1.b. shall be inserted into Section 1 of the Agreement, immediately following Section 1.a. Sections 1.b. and l.c. shall be re-designated as Sections l.c. and 1.d. respectively. The new Section 1.b. shall read in its entirety as follows:

         "b.      Early Retirement. If, upon or after the Employee's attainment of age 55 and prior to attainment of age 65, the Employee's employment shall be terminated and he shall be eligible to receive a benefit under the Retirement Plan, the Employee shall be entitled to receive pursuant to this Agreement a benefit having a value equal to an annual benefit for his life of (a) 60% of the Employee's Average Earnings reduced by (b) the annual benefit payable to the Employee under the Retirement Plan in the form of a single life annuity for the life of the Employee (whether or not the benefit under the Retirement Plan is actually paid in such form) commencing at age 65 (whether or not the benefit under the Retirement Plan commences at such time) and further reduced by
(c) the annual benefit payable to the Employee under the Yankee Energy System, Inc. Retirement Plan in the form of a single life annuity for the life of the Employee (whether or not the benefit under such Plan is actually paid in such form) commencing at age 65 (whether or not the benefit under such Plan commences at that time). If such benefit shall commence to be paid prior to the Employee's attainment of age 62, such benefit shall be reduced by 4% for each complete year by which the, date of benefit commencement precedes his attainment of age 62.

         For purposes of the foregoing, `Average Earnings' shall have the meaning set forth in the Retirement Plan, except that in determining Average Earnings, Annual Earnings (as defined in the Retirement Plan) shall not be limited to the OBRA '93 annual compensation limit, the annual compensation limit imposed under the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), or any similar limit on annual compensation under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), imposed by any future legislation.

         In determining Average Earnings, if the Employee retires under this Agreement on or after attainment of age 62, Annual Earnings shall include the value of all of the following: (1) Performance Shares, (2) Cash Units, and (3) Restricted Stock awarded to a Participant under the Connecticut Water Service, Inc. Performance Stock Program for any year in which such awards are made, including awards made prior to the date this change in the definition of Average Earnings is adopted. The value of such awards shall be included within Annual Earnings in the year in which such amounts are finally determined and actually awarded. Such amounts, if credited to a Performance Share Account, shall not be counted a second time when payment is made from such Account."

         3. The last sentence of the newly designated Section l.c. (entitled "Disability Benefits") is hereby amended by substituting therein the number 62 where the number 65 appears.

         4. The second sentence of Section 2. is hereby amended to read in its entirety as follows:

"Such installments shall commence to be paid on the first such day which coincides with or follows the day upon which the Employee's benefit under the Retirement Plan shall commence to be paid; provided, however, that benefits pursuant to Section 1.b. hereof shall commence at such later date as shall be requested by the Employee and approved by the Committee under the Retirement Plan, in its sole discretion."

         5. A new Section 3. shall be inserted into the Agreement, immediately following Section 2. Existing Sections 3., 4., and 5. shall be re-designated as Sections 4., 5., and 6. respectively. The new Section 3. shall read in its entirety as follows:

         "3.      DEATH BENEFIT. If the Employee has attained age 55 while in service with the Employer and dies thereafter prior to the commencement of benefits pursuant to this Agreement, and if the Employee's spouse or other beneficiary is entitled to a death benefit under the Retirement Plan, said spouse or other beneficiary shall be entitled to receive a death benefit pursuant to this Plan. The amount of said death benefit shall be determined as if the Employee had retired on the day prior to his death with either a Joint and Survivor Annuity in effect, if his spouse is his beneficiary under the Retirement Plan, or a five years certain and life annuity (as described in the Retirement Plan) in effect, if his beneficiary is other than his spouse. If the benefit is determined under a five years certain and life annuity, it shall be paid in an actuarially equivalent lump sum, as determined by the Committee under the Retirement Plan using the appropriate factors set forth in the Retirement Plan.

         No other death benefits shall be payable in the event of the Employee's death prior to the commencement of benefits hereunder."

         6. Newly designated Section 6.a. of the Agreement (entitled "Miscellaneous") is hereby amended to read in its entirety as follows:

          "a.     This Agreement may be amended at any time by mutual written agreement of the parties hereto, but no amendment shall operate to give the Employee, his spouse, his estate or any other beneficiary, either directly or indirectly, any interest whatsoever in any funds or assets of the Employer, except the right to receive the payments herein provided and the right to receive such payments from assets held in the Trust."

         IN WITNESS WHEREOF, the Employer and the Employee have executed this

Amendment as of December 17, 2003

EMPLOYEE                                         THE CONNECTICUT WATER COMPANY

/s/ David C. Benoit                               /s/[ILLEGIBLE]

David C. Benoit                                  Corporate Secretary

                                                                  Exhibit 10.8.2

                               SECOND AMENDMENT TO
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

         WHEREAS, the Connecticut Water Company (hereinafter referred to as "Employer") and Peter J. Bancroft (hereinafter referred to as the "Employee") entered into a Supplement Executive Retirement Agreement dated as of December 4, 1991 (hereinafter referred to as the "Agreement"); and

         WHEREAS, the parties wish to amend the Agreement in accordance with the provisions of Section 6.A. thereof;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Agreement is hereby amended effective as of the date first above written as follows:

         The second paragraph of Section l.a. and the second paragraph of
Section 1.b. of the Agreement are deleted and the following two paragraphs are substituted in each place in lieu thereof:

         "For purposes of the foregoing, `Average Earnings' shall have the meaning set forth in the Retirement Plan, except that in determining Average Earnings, Annual Earnings (as defined in the Retirement Plan) shall not be limited to the OBRA '93 annual compensation limit, the annual compensation limit imposed under the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), or any similar limit on annual compensation under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), imposed by any future legislation.

         In determining Average Earnings, if the Employee retires under this Agreement on or after attainment of age 62, Annual Earnings shall include the value of all of the following: (1) Performance Shares, (2) Cash Units, and (3) Restricted Stock awarded to a Participant under the Connecticut Water Service, Inc. Performance Stock Program for any year in which such. awards are made, including awards made prior to the date this change in the definition of Average Earnings is adopted. The value of such awards shall be included within Annual Earnings in the year in which such amounts are finally determined and actually awarded. Such amounts, if credited to a Performance Share Account, shall not be counted a second time when payment is made from such Account. "

         IN WITNESS WHEREOF, the Employer and the Employee have executed this Amendment as of December 17, 2003.

EMPLOYEE                                        THE CONNECTICUT WATER COMPANY

/s/ Peter J. Bancroft                             /s/ [ILLEGIBLE]

Peter J. Bancroft                                Corporate Secretary

                                                                  Exhibit 10.8.2

                               SECOND AMENDMENT TO
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

         WHEREAS, the Connecticut Water Company (hereinafter referred to as "Employer") and James R. McQueen (hereinafter referred to as the "Employee") entered into a Supplement Executive Retirement Agreement dated as of December 4, 1991 (hereinafter referred to as the "Agreement"); and

         WHEREAS, the parties wish to amend the Agreement in accordance with the provisions of Section 6.A. thereof;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Agreement is hereby amended effective as of the date first above written as follows:

         The second paragraph of Section l.a. and the second paragraph of
Section 1.b. of the Agreement are deleted and the following two paragraphs are substituted in each place in lieu thereof:

          "For purposes of the foregoing, `Average Earnings' shall have the meaning set forth in the Retirement Plan, except that in determining Average Earnings, Annual Earnings (as defined in the Retirement Plan) shall not be limited to the OBRA '93 annual compensation limit, the annual compensation limit imposed under the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), or any similar limit on annual compensation under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), imposed by any future legislation.

         In determining Average Earnings, if the Employee retires under this Agreement on or after attainment of age 62, Annual Earnings shall include the value of all of the following: (1) Performance Shares, (2) Cash Units, and (3) Restricted Stock awarded to a Participant under the Connecticut Water Service, Inc. Performance Stock Program for any year in which such awards are made, including awards made prior to the date this change in the definition of Average Earnings is adopted. The value of such awards shall be included within Annual Earnings in the year in which such amounts are finally determined and actually awarded. Such amounts, if credited to a Performance Share Account, shall not be counted a second time when payment is made from such Account."

         IN WITNESS WHEREOF, the Employer and the Employee have executed this Amendment of December 17, 2003.

EMPLOYEE                                         THE CONNECTICUT WATER COMPANY

/s/ James R. McQueen                               /s/ [ILLEGIBLE]

   James R. McQueen                                  Corporate Secretary

                                                                  Exhibit 10.8.2

                               SECOND AMENDMENT TO
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

         WHEREAS, the Connecticut Water Company (hereinafter referred to as "Employer") and Terrance P. O'Neill (hereinafter referred to as the "Employee") entered into a Supplement Executive Retirement Agreement dated as of March 31, 1995 (hereinafter referred to as the "Agreement"); and

         WHEREAS, the parties wish to amend the Agreement in accordance with the provisions of Section 6.A. thereof;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Agreement is hereby amended effective as of the date first above written as follows:

         The second paragraph of Section 1.a. and the second paragraph of
Section 1.b. of the Agreement are deleted and the following two paragraphs are substituted in each place in lieu thereof:

         "For purposes of the foregoing, `Average Earnings' shall have the meaning set forth in the Retirement Plan, except that in determining Average Earnings, Annual Earnings (as defined in the Retirement Plan) shall not be limited to the OBRA '93 annual compensation limit, the annual compensation limit imposed under the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), or any similar limit on annual compensation under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), imposed by any future legislation.

         In determining Average Earnings, if the Employee retires under this Agreement on or after attainment of age 62, Annual Earnings shall include the value of all of the following: (1) Performance Shares, (2) Cash Units, and (3) Restricted Stock awarded to a Participant under the Connecticut Water Service, Inc. Performance Stock Program for any year in which such awards are made, including awards made prior to the date this change in the definition of Average Earnings is adopted. The value of such awards shall be included within Annual Earnings in the year in which such amounts are finally determined and actually awarded. Such amounts, if credited to a Performance Share Account, shall not be counted a second time when payment is made from such Account."

         IN WITNESS WHEREOF, the Employer and the Employee have executed this Amendment as of December 19, 2003.

EMPLOYEE                                        THE CONNECTICUT WATER COMPANY

/s/ Terrance P. O'Neill                         /s/ [ILLEGIBLE]
                                                -------------------------------
Terrance P. O'Neill                             Corporate Secretary

                                                                  Exhibit 10.8.2

                               SECOND AMENDMENT TO
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

         WHEREAS, the Connecticut Water Company (hereinafter referred to as "Employer") and Maureen P. Westbrook (hereinafter referred to as the "Employee") entered into a Supplement Executive Retirement Agreement dated as of July 1, 1997 (hereinafter referred to as the "Agreement"); and

         WHEREAS, the parties wish to amend the Agreement in accordance with the provisions of Section 5.a. thereof;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Agreement is hereby amended effective as of the date first above written as follows:

         1. The second paragraph of Section 1.a. of the Agreement is deleted and the following two paragraphs are substituted in lieu thereof:

         "For purposes of the foregoing, `Average Earnings' shall have the meaning set forth in the Retirement Plan, except that in determining Average Earnings, Annual Earnings (as defined in the Retirement Plan) shall not be limited to the OBRA '93 annual compensation limit, the annual compensation limit imposed under the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), or any similar limit on annual compensation under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), imposed by any future legislation.

         In determining Average Earnings, if the Employee retires under this Agreement on or after attainment of age 62, Annual Earnings shall include the value of all of the following: (1) Performance Shares, (2) Cash Units, and (3) Restricted Stock awarded to a Participant under the Connecticut Water Service, Inc. Performance Stock Program for any year in which such awards are made, including awards made prior to the date this change in the definition of Average Earnings is adopted. The value of such awards shall be included within Annual Earnings in the year in which such amounts are finally determined and actually awarded. Such amounts, if credited to a Performance Share Account, shall not be counted a second time when payment is made from such Account."

         2. A new Section 1.b. shall be inserted into Section 1 of the Agreement, immediately following Section 1.a. Sections 1.b. and l.c. shall be re-designated as Sections l.c. and l.d. respectively. The new Section 1.b. shall read in its entirety as follows:

         "b.      Early Retirement. If, upon or after the Employee's attainment of age 55 and prior to attainment of age 65, the Employee's employment shall be terminated and she shall be eligible to receive a benefit under the Retirement Plan, the Employee shall be entitled to receive pursuant to this Agreement a benefit having a value equal to an annual benefit for her life of (a) 60% of the Employee's Average Earnings reduced by (b) the annual benefit payable to the Employee under the Retirement Plan in the form of a single life annuity for the life of the Employee (whether or not the benefit under the Retirement Plan is actually paid in such form) commencing at age 65 (whether or not the benefit under the Retirement Plan commences at such time). If such benefit shall commence to be paid prior to the Employee's attainment of age 62, such benefit shall be reduced by 4% for each complete year by which the date of benefit commencement precedes her attainment of age 62.

         For purposes of the foregoing, `Average Earnings' shall have the meaning set forth in the Retirement Plan, except that in determining Average Earnings, Annual Earnings (as defined in the Retirement Plan) shall not be limited to the OBRA '93 annual compensation limit, the annual compensation limit imposed under the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), or any similar limit on annual compensation under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), imposed by any future legislation.

         In determining Average Earnings, if the Employee retires under this Agreement on or after attainment of age 62, Annual Earnings shall include the value of all of the following: (1) Performance Shares, (2) Cash Units, and (3) Restricted Stock awarded to a Participant under the Connecticut Water Service, Inc. Performance Stock Program for any year in which such awards are made, including awards made prior to the date this change in the definition of Average Earnings is adopted. The value of such awards shall be included within Annual Earnings in the year in which such amounts are finally determined and actually awarded. Such amounts, if credited to a Performance Share Account, shall not be counted a second time when payment is made from such Account."

         3. The last sentence of the newly designated Section l.c. (entitled "Disability Benefits") is hereby amended by substituting therein the number 62 where the number 65 appears.

         4. The second sentence of Section 2. is hereby amended to read in its entirety as follows:

"Such installments shall commence to be paid on the first such day which coincides with or follows the day upon which the Employee's benefit under the Retirement Plan shall commence to be paid; provided, however, that benefits pursuant to Section 1.b. hereof shall commence at such later date as shall be requested by the Employee and approved by the Committee under the Retirement Plan, in its sole discretion."

         5. The second paragraph of Section 2. is hereby amended by deleting the reference to "Section l. a. or 1.b." therein and substituting in lieu thereof reference to "Section 1.a., 1.b. or l.c."

         6. A new Section 3. shall be inserted into the Agreement, immediately following Section 2. Existing Sections 3., 4., and 5. shall be re-designated as Sections 4., 5., and 6.

respectively. The new Section 3. shall read in its entirety as follows:

         "3.      DEATH BENEFIT. If the Employee has attained age 55 while in service with the Employer and dies thereafter prior to the commencement of benefits pursuant to this Agreement, and if the Employee's spouse or other beneficiary is entitled, to a death benefit under the Retirement Plan, said spouse or other beneficiary shall be entitled to receive a death benefit pursuant to this Plan. The amount of said death benefit shall be determined as if the Employee had retired on the day prior to her death with either a Joint and Survivor Annuity in effect, if her spouse is her beneficiary under the Retirement Plan, or a five years certain and life annuity (as described in the Retirement Plan) in effect, if her beneficiary is other than her spouse. If the benefit is determined under a five years certain and life annuity, it shall be paid in an actuarially equivalent lump sum, as determined by the Committee under the Retirement Plan using the appropriate factors set forth in the Retirement Plan.

         No other death benefits shall be payable in the event of the Employee's death prior to the commencement of benefits hereunder."

         7. Newly designated Section 6.a. of the Agreement (entitled "Miscellaneous") is hereby amended to read in its entirety as follows:

         "a.      This Agreement may be amended at any time by mutual written agreement of the parties hereto, but no amendment shall operate to give the Employee, her spouse, her estate or any other beneficiary, either directly or indirectly, any interest whatsoever in any funds or assets of the Employer, except the right to receive the payments herein provided and the right to receive such payments from assets held in the Trust."

         IN WITNESS WHEREOF, the Employer and the Employee have executed this Amendment as of December 17, 2003.

EMPLOYEE                                        THE CONNECTICUT WATER COMPANY

/s/ Maureen P. Westbrook                        /s/ [ILLEGIBLE]

Maureen P. Westbrook                            Corporate Secretary

                                       3